Exhibit 21.01

ORACLE CORPORATION

Subsidiaries of the Registrant

Domestic Subsidiaries	Place of Incorporation
GoldenGate Software Worldwide LLC	California
Logical Applications, Inc.	California
Logical Apps, Inc.	California
Milano Acquisition Corporation	California
Oracle Credit Corporation	California
Oracle Education Foundation	California
Oracle International Corporation	California
Oracle International Distribution, Inc.	California
Oracle International Technology Corporation	California
Oracle Siebel Scholars Foundation	California
Sun Microsystems International, Inc.	California
Sun Microsystems LLC	California
Sun Microsystems Management Services Corporation	California
Upshot Corporation	California
Vaau, Inc.	California
MOHR Development, Inc.	Connecticut
Agile Software Corporation	Delaware
BEA Crossgain, Inc.	Delaware
BEA Systems Holding B, Inc.	Delaware
BEA Systems, Inc.	Delaware
Business Online, Inc.	Delaware
Castek, Inc.	Delaware
Castek RGB, Inc.	Delaware
Castek Software Factory, Ltd.	Delaware
ECTone, Inc.	Delaware
Flashline, Inc.	Delaware
Fuego, Inc.	Delaware
Hyperion Solutions Corporation	Delaware
Hyperion Solutions Holdings LLC	Delaware
i-flex Processing Services, Inc.	Delaware
InterActive WorkPlace, Inc.	Delaware
Istante Software, Inc.	Delaware
Jade Acquisition Corporation	Delaware
Janna Systems (US) Inc.	Delaware
Mantas, Inc.	Delaware

Domestic Subsidiaries	Place of Incorporation
MetaSolv, Inc.	Delaware
Moonshot Acquisition Corporation	Delaware
MySQL Americas, Inc.	Delaware
Niwot Acquisition Corp.	Delaware
Octet String, Inc.	Delaware
OIC Acquisition I Corporation	Delaware
OIC Acquisition II Corporation	Delaware
OIC Acquisition VIII Corporation	Delaware
OnTarget Acquisition Sub LLC	Delaware
OnTarget Acquisition Sub II LLC	Delaware
OnTarget Acquisition Sub III LLC	Delaware
Oracle Acquisition I Corporation	Delaware
Oracle Acquisition II Corporation	Delaware
Oracle America, Inc.	Delaware
Oracle Americas Investment 2 LLC	Delaware
Oracle Americas Investment 3 LLC	Delaware
Oracle Americas Investment LLC	Delaware
Oracle BEA Spain Holding LLC	Delaware
Oracle Financial Services Software America, Inc.	Delaware
Oracle Financial Services Software, Inc.	Delaware
Oracle Global Holdings, Inc.	Delaware
Oracle GKS Hungary LLC	Delaware
Oracle Holdings, Inc.	Delaware
Oracle Japan Holding, Inc.	Delaware
Oracle Mauritius Holding Company	Delaware
Oracle OTC Holdings General Partnership	Delaware
Oracle OTC Holdings LLC	Delaware
Oracle Systems Corporation	Delaware
Oracle Taiwan LLC	Delaware
Orchestream USA, Inc.	Delaware
Pine Acquisition Corporation	Delaware
Plumtree Software, Inc.	Delaware
Q-Layer, Corp.	Delaware
RSIB, Inc.	Delaware
Siebel Helpline.com, Inc.	Delaware
Siebel Systems Holdings, LLC	Delaware
Siebel Systems International LLC	Delaware
Siebel Systems International LP	Delaware

Domestic Subsidiaries	Place of Incorporation
Siebel Systems, Inc.	Delaware
Siebel Systems Ireland Holdings LLC	Delaware
SLP2 LLC	Delaware
Sotas, Inc.	Delaware
SPL WorldGroup Holdings, LLC	Delaware
SPL WorldGroup, Inc.	Delaware
StorageTek International Corporation	Delaware
Stratford Acquisition Corporation	Delaware
Sun Microsystems Exchange, Inc.	Delaware
Sun Microsystems Global Financial Services, LLC	Delaware
The Theory Center, Inc.	Delaware
Strategic Processing Corporation	Illinois
Monaco Acquisition Corporation	Maryland
Lodestar Corporation	Massachusetts
RogersGrant LLP	Massachusetts
nquire Software, Inc.	Minnesota
Stellent, Inc.	Minnesota
Delphi Asset Management Corporation	Nevada
Reliaty, Inc.	New Hampshire
Nomadic Systems, Inc.	New Jersey
ISOPIA Corp.	New York
Softport Systems, Inc.	New York
The 20-20 Group, Ltd.	Ohio
Primavera Software, Inc.	Pennsylvania
Primavera Systems, Inc.	Pennsylvania
Prodika, Inc.	Texas

International Subsidiaries	Place of Incorporation
Oracle Argentina, S.A.	Argentina
Sun Microsystems de Argentina, S.A.	Argentina
A.C.N.# 075-333596	Australia
BEA Systems Pty Ltd.	Australia
edocs Asia-Pacific Pty Limited	Australia
Eontec Australia Pty Limited	Australia
G-Log Pty Ltd.	Australia
Haley (Australia) Pty. Limited	Australia
Hyperion Solutions Australia Pty. Ltd.	Australia
IQMS Pty Ltd.	Australia
J.D. Edwards Australia Pty. Ltd	Australia
J.D. Edwards World Solutions Company Pty Ltd.	Australia
LODESTAR Solutions Australia Pty. Ltd.	Australia
MetaSolv Australia Pty Limited	Australia
MySQL Australia Pty. Ltd.	Australia
Oracle Australia Holdings Pty. Ltd.	Australia
Oracle Australia Property Pty. Ltd.	Australia
Oracle Consolidation Australia Pty. Ltd.	Australia
Oracle Corporation Australia Pty. Limited	Australia
Oracle Superannuation Pty Limited	Australia
PeopleSoft Australia Pty. Ltd	Australia
Portal Software International Pty Ltd.	Australia
Retek Information Systems Pty Ltd.	Australia
RuleBurst Holdings Pty. Ltd.	Australia
SeeBeyond Pty. Ltd.	Australia
Sidewinder Asia Pacific Pty Ltd.	Australia
Siebel Systems Australia Pty. Limited	Australia
SPL (Australia) Pty Ltd.	Australia
SPL WorldGroup (Australia) Pty Ltd.	Australia
SPL WorldGroup Holdings (Australia) Pty Ltd.	Australia
Statute Technologies Pty. Limited	Australia
Stellent Asia Pty Ltd.	Australia
Sun Microsystems Australia Pty. Ltd.	Australia
Vantive Australia Pty. Ltd.	Australia
Oracle Austria GmbH	Austria
Sun Microsystems Ges.m.b.H.	Austria
BEA Systems (FSC) Inc.	Barbados
Hyperion Foreign Sales Corporation	Barbados

International Subsidiaries	Place of Incorporation
J.D. Edwards & Company Foreign Sales, Inc.	Barbados
Crest Group N.V.	Belgium
Oracle Belgium B.V.B.A/SPRL.	Belgium
Q-Layer BVBA	Belgium
Sun Microsystems Belgium N.V./S.A.	Belgium
GoldenGate Software Worldwide LP	Bermuda
Hyperion Solutions Technologies, LP	Bermuda
Solaris Indemnity, Ltd.	Bermuda
StorageTek (Bermuda) Finance Limited	Bermuda
Sun Microsystems Technology Ltd.	Bermuda
Oracle BH d.o.o. Sarajevo	Bosnia & Herzegovina
Oracle do Brasil Sistemas Limitada	Brazil
Sun Microsystems do Brasil Industria e Comercio Ltda.	Brazil
PSFT (BVI) Holding Corporation	British Virgin Islands
PeopleSoft China Holding Corporation	British Virgin Islands
3055855 Nova Scotia Company	Canada
514713 N.B. Inc.	Canada
BEA Systems, Ltd.	Canada
i-flex Solutions Inc. (Canada)	Canada
ISOPIA Company	Canada
GoldenGate Software Canada Ltd.	Canada
Oracle Canada ULC	Canada
Oracle Nova Scotia Company	Canada
Oracle Numetrix Company	Canada
Star Acquisition ULC	Canada
Steltor Corporation	Canada
Steltor General Partnership	Canada
Steltor Inc.	Canada
Sun Microsystems (B.C.) ULC	Canada
WebGain (Nova Scotia) Company	Canada
WebGain Canada Inc.	Canada
BEA CrossGain International	Cayman Islands
BEA International (fka BEA Cayman Holding III)	Cayman Islands
Oracle International Holding Company	Cayman Islands
SPL WorldGroup International Ltd.	Cayman Islands
Sun Microsystems (U.A.E.) Ltd.	Cayman Islands
Centro de Capacitacion Oracle Ltda.	Chile
Oracle Financial Services Software Chile Ltda.	Chile

International Subsidiaries	Place of Incorporation
Sistemas Oracle de Chile, S.A.	Chile
Sun Microsystems de Chile, S.A.	Chile
Agile Software (Suzhou) Co., Ltd.	China
BEA Systems (China) Co., Ltd.	China
BEA Technology (Beijing) Co., Ltd.	China
Hyperion Solutions (China) Ltd.	China
J.D. Edwards Software (Beijing) Co. Ltd.	China
Oracle (China) Software Systems Company Limited	China
Oracle Financial Services Software (Shanghai) Limited	China
Oracle Research & Development Center, Shenzhen, Ltd.	China
Oracle Research & Development Center, Beijing, Ltd.	China
PeopleSoft (Beijing) Software Co. Ltd.	China
StorageTek (China) Services Company Limited	China
Sun Microsystems (China) Co. Limited	China
Sun Microsystems Consulting Limited	China
Sun Microsystems Products, Limited	China
Oracle Colombia Limitada	Colombia
Sun Microsystems de Colombia, S.A.	Colombia
Oracle CR SSC, S.A.	Costa Rica
Oracle de Centroamérica, S.A.	Costa Rica
Oracle Hrvatska d.o.o.	Croatia
Oracle Systems Limited	Cyprus
Sun Microsystems (Cyprus) Limited	Cyprus
Oracle Czech s.r.o.	Czech Republic
Sun Microsystems Czech s.r.o.	Czech Republic
Oracle Danmark ApS	Denmark
Sun Microsystems Danmark A/S	Denmark
Oracle Egypt Ltd.	Egypt
Sun Microsystems (Egypt) Ltd.	Egypt
Innobase OY	Finland
Oracle Finland OY	Finland
Sun Microsystems OY	Finland
Oracle France, S.A.S.	France
Retek Information Systems S.A.	France
Sun Microsystems France S.A.S.	France
Sun Microsystems Services France S.A.S.	France
Blitz F09-eins GmbH	Germany
G-Log GmbH	Germany

International Subsidiaries	Place of Incorporation
innotek GmbH	Germany
Oracle Deutschland GmbH	Germany
PeopleSoft Unterstützungskasse GmbH	Germany
Sun Microsystems GmbH	Germany
Oracle Financial Services Software S.A.	Greece
Oracle Hellas, S.A.	Greece
Sun Microsystems (Hellas) S.A.	Greece
BEA Systems Hong Kong Ltd.	Hong Kong
Hyperion Solutions (Hong Kong) Ltd.	Hong Kong
Oracle Hong Kong Holdings Limited	Hong Kong
Oracle Systems Hong Kong Limited	Hong Kong
PeopleSoft Hong Kong Ltd.	Hong Kong
Portal Software (Asia Pacific) Limited	Hong Kong
RuleBurst (Asia) Limited	Hong Kong
Sun Microsystems China Limited	Hong Kong
Sun Microsystems of California Limited	Hong Kong
Oracle Hungary Kft.	Hungary
Qualification Development Számítástechnikai Korlátolt Felelősségű Társaság	Hungary
Sun Microsystems Kft.	Hungary
Agile Software Enterprise Private Limited	India
AmberPoint Technology India Private Limited	India
BEA Systems India Private Ltd.	India
BEA Systems India Technology Center Private Ltd.	India
ECTone (India) Private Limited	India
GoldenGate Technologies South Asia Pte Ltd.	India
Hyperion Solutions India Private Limited	India
J.D. Edwards India Software Pvt. Ltd.	India
Logical Apps Solutions Pvt. Ltd.	India
Mantas (India) Private Limited	India
mValent Technologies Pvt. Ltd.	India
Oracle Financial Services Software Limited	India
Oracle India Private Limited	India
Oracle (OFSS) ASP Private Limited	India
Oracle (OFSS) BPO Services Limited	India
Oracle (OFSS) Processing Services Limited	India
Oracle Solution Services (India) Private Ltd.	India
PeopleSoft India Private Ltd.	India

International Subsidiaries	Place of Incorporation
Portal Information Technology India Private Limited	India
ProfitLogic Software Private Limited	India
Relsys (India) Private Limited	India
Siebel Systems Software (India) Private Limited	India
Sophoi Technologies Private Limited	India
Sunday Bazaar Internet Sales	India
Sun Microsystems India Private Limited	India
PT Oracle Indonesia	Indonesia
BEA Systems Ireland Holding Limited	Ireland
BEA Systems Ireland Sales Support & Services Ltd	Ireland
Eontec Limited	Ireland
J.D. Edwards Europe Limited	Ireland
MySQL Ireland Ltd.	Ireland
Netsure Telecom Limited	Ireland
OCAPAC Distributor Partner	Ireland
OCAPAC Holding Company	Ireland
OCAPAC Korea Holding Company	Ireland
OCAPAC NIH1 Company	Ireland
OCAPAC NIH3 Company	Ireland
OCAPAC Operating Company	Ireland
OCAPAC Research Company	Ireland
OCAPAC Research Partner	Ireland
OCAPAC Vietnam Holding Company	Ireland
Oracle CAPAC Services Limited	Ireland
Oracle East Central Europe Limited	Ireland
Oracle EMEA Holdings	Ireland
Oracle EMEA Limited	Ireland
Oracle Technology Company	Ireland
Siebel Systems EMEA Limited	Ireland
Siebel Systems Ireland Holdings Limited	Ireland
SPL WorldGroup (Ireland) Limited	Ireland
Sun Microsystems Ireland Limited	Ireland
BEA Systems Middle East Ltd.	Israel
Convergin Israel Ltd.	Israel
Oracle Demantra R&D Center Israel Ltd.	Israel
Oracle HyperRoll Ltd.	Israel
Oracle Primavera Ltd.	Israel
Oracle Software Systems Israel Limited	Israel

International Subsidiaries	Place of Incorporation
SPL WorldGroup 2000 Ltd.	Israel
Sun Microsystems Israel Limited	Israel
Oracle Italia S.R.L.	Italy
Sun Microsystems Italia S.p.A.	Italy
Oracle Corporation Japan	Japan
Oracle Information Systems (Japan) K.K.	Japan
Sun Microsystems Global Finance K.K.	Japan
Sun Microsystems K.K.	Japan
Oracle Consulting Kazakhstan LLP	Kazazkhstan
Oracle Korea, Ltd.	Korea
Sun Microsystems Korea, Limited	Korea
Oracle CAPAC Finance S.a.r.l.	Luxembourg
Oracle Finance S.a.r.l.	Luxembourg
PeopleSoft Luxembourg S.a.r.l.	Luxembourg
SPL Acquisition S.a.r.l.	Luxembourg
Sun Microsystems Investments S.a.r.l.	Luxembourg
Sun Microsystems Luxembourg S.a.r.l.	Luxembourg
G-Log Sdn Bhd.	Malaysia
Oracle Corporation Malaysia Holdings Sdn. Bhd.	Malaysia
Oracle Corporation Malaysia Sdn. Bhd.	Malaysia
Oracle MSC Sdn. Bhd.	Malaysia
PeopleSoft Worldwide (M) Sdn. Bhd.	Malaysia
StorageTek (Malaysia) Sdn. Bhd.	Malaysia
Sun Microsystems Malaysia Sdn. Bhd.	Malaysia
AmberPoint Technology Mauritius Private Ltd.	Mauritius
ISP Internet Mauritius Company	Mauritius
OCAPAC Mauritius Holding Company	Mauritius
Oracle Global (Mauritius) Ltd.	Mauritius
Oracle de Mexico, S.A. de C.V.	Mexico
Sun Microsystems de Mexico, S.A. de C.V.	Mexico
BEA Systems Distribution B.V.	Netherlands
edocs Europe Netherlands B.V.	Netherlands
G-Log B.V.	Netherlands
Oracle Corporation UK Finance B.V.	Netherlands
Oracle Deutschland Verwaltung B.V.	Netherlands
Oracle Distribution B.V.	Netherlands
Oracle East Central Europe Services BV	Netherlands
Oracle Financial Services Software B.V.	Netherlands

International Subsidiaries	Place of Incorporation
Oracle Nederland B.V.	Netherlands
Oracle Scheduler B.V.	Netherlands
PeopleSoft International B.V.	Netherlands
SPL WorldGroup B.V.	Netherlands
Stellent Holding B.V.	Netherlands
Sun Microsystems European Holding B.V.	Netherlands
Sun Microsystems Europe Properties B.V.	Netherlands
Sun Microsystems Global Services B.V.	Netherlands
Sun Microsystems International B.V.	Netherlands
Sun Microsystems International Holding B.V.	Netherlands
Sun Microsystems (Middle East) B.V.	Netherlands
Sun Microsystems Nederland B.V.	Netherlands
Sun Microsystems Scotland B.V.	Netherlands
Tinoway Nederland B.V.	Netherlands
Oracle Holding Antilles N.V.	Netherlands Antilles
Oracle New Zealand	New Zealand
Oracle Software (Nigeria) Limited	Nigeria
Oracle Norge AS	Norway
Sun Microsystems AS	Norway
Oracle Systems Pakistan (Private) Limited	Pakistan
Sistemas Oracle del Peru, S.A.	Peru
Oracle (Philippines) Corporation	Philippines
SPL WorldGroup (Philippines), Inc.	Philippines
BEA Systems Poland SP Z.o.o.	Poland
Oracle Polska, Sp.z.o.o.	Poland
Sun Microsystems Poland Sp.z.o.o.	Poland
Oracle Portugal - Sistemas de Informação Lda.	Portugal
Sun Microsystems (Portugal) Tecnicas de Informatica, Sociedade Unipessoal, Limitada	Portugal
Oracle Caribbean, Inc.	Puerto Rico
Oracle Support Renewals EMEA SRL	Romania
Oracle Romania SRL	Romania
MySQL LLC	Russia
SPL Worldgroup LLC	Russia
Sun Microsystems AO	Russia
Sun Microsystems SPB LLC	Russia
Oracle Systems Limited	Saudi Arabia
Saudi Oracle Limited (under liquidation)	Saudi Arabia

International Subsidiaries	Place of Incorporation
Sun Microsystems Scotland Holding LP	Scotland
Sun Microsystems Scotland Limited	Scotland
Sun Microsystems Scotland LP	Scotland
Oracle SRBIJA CRNA GORA d.o.o.	Serbia
G-Log Pte Ltd.	Singapore
GoldenGate Software Asia Pacific Pte. Ltd.	Singapore
Haley (Singapore) Pte. Ltd.	Singapore
Hyperion Software Pte. Ltd.	Singapore
Hyperion Solutions Asia Pte. Ltd.	Singapore
Mantas Singapore Pte. Ltd.	Singapore
Oracle Corporation Singapore Pte. Ltd.	Singapore
Oracle Financial Services Consulting Pte. Ltd.	Singapore
Oracle Financial Services Software Pte. Ltd.	Singapore
Oracle Singapore Holdings Pte. Ltd.	Singapore
Sun Microsystems Pte. Ltd.	Singapore
Oracle Slovensko spol. s.r.o.	Slovakia
Sun Microsystems Slovakia, s.r.o.	Slovakia
Oracle Software d.o.o. Ljubljana	Slovenia
Oracle Corporation (South Africa)(Pty) Limited	South Africa
Oracle Empowerment (Pty) Ltd.	South Africa
Sun Microsystems (South Africa) (Pty) Limited	South Africa
Oracle Iberica, S.R.L.	Spain
Sun Microsystems Iberica, S.A.U.	Spain
MySQL AB	Sweden
Oracle Svenska AB	Sweden
Sun Microsystems AB	Sweden
Oracle GmbH	Switzerland
Oracle Software (Schweiz) GmbH	Switzerland
Plumtree Software GmbH	Switzerland
Sun Microsystems (Schweiz) AG	Switzerland
J.D. Edwards (Taiwan) Company Ltd.	Taiwan
PeopleSoft Taiwan Ltd. Co.	Taiwan
Sun Microsystems Taiwan Limited	Taiwan
Oracle Corporation (Thailand) Company Limited	Thailand
Sun Microsystems (Thailand) Limited	Thailand
Oracle Bilgisayar Sistemleri Limited Sirketi	Turkey
Oracle Bilgi Sistemleri Sanayi Ve Ticaret Limited Sirketi	Turkey
Sun Microsystems (Bilgisayar Sistemleri) Limited Sirketi	Turkey

International Subsidiaries	Place of Incorporation
Sun Microsystems Ukraine LLC	Ukraine
PeopleSoft Middle East FZ-LLC	United Arab Emirates
Siebel Systems Middle East FZ-LLC	United Arab Emirates
Acsera Limited	United Kingdom
Advanced Visual Technology	United Kingdom
Advanced Visual Technology Americas	United Kingdom
Haley (Europe)	United Kingdom
Mantas Limited	United Kingdom
MySQL UK Ltd.	United Kingdom
Oracle Corporation Nominees Limited	United Kingdom
Oracle Corporation UK Holdings Limited	United Kingdom
Oracle Corporation UK Limited	United Kingdom
Oracle Corporation UK Trustee Company Limited	United Kingdom
Oracle EMEA Management	United Kingdom
Oracle Sun Acquisition	United Kingdom
Oracle Sun Integration Limited	United Kingdom
Pertmaster Limited	United Kingdom
Primavera UK Acquisition Limited	United Kingdom
Relsys UK Limited	United Kingdom
Siebel Systems UK	United Kingdom
Skywire Software	United Kingdom
Sun Microsystems Holdings Limited	United Kingdom
Sun Microsystems Limited	United Kingdom
Oracle de Venezuela, C.A.	Venezuela
Sun Microsystems de Venezuela, S.A.	Venezuela
Oracle Vietnam Pte. Ltd.	Vietnam